UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 E. Middlefield Road
Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 19, 2015, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 590 E. Middlefield Road, Mountain View, California 94043 (the “Annual Meeting”). As of March 25, 2015, the Company’s record date, there were a total of 36,189,444 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 34,693,563 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present. Five items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1— Election of Directors to Hold Office Until the 2018 Annual Meeting of Stockholders

Mr. Randall A. Lipps, Mr. Mark W. Parrish and Mr. Vance B. Moore were elected to serve as members of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Randall A. Lipps	30,235,595	1,727,673	2,730,295
Mark W. Parrish	31,139,866	823,402	2,730,295
Vance B. Moore	26,192,891	5,770,377	2,730,295

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: James T. Judson, Bruce D. Smith, Gary S. Petersmeyer, Sara J. White, Joanne B. Bauer and Randy D. Lindholm.

Proposal 2— Approval of the 2009 Equity Incentive Plan, as Amended

The stockholders voted to approve the Company’s 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 3,200,000 shares to the number of shares of common stock authorized for issuance under the plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
27,213,172	4,593,680	156,416	2,730,295

Proposal 3— Approval of the 1997 Employee Stock Purchase Plan, as Amended

The stockholders voted to approve the Company’s 1997 Employee Stock Purchase Plan, as amended, to, among other items, add an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under the plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
31,186,264	624,581	152,423	2,730,295

Proposal 4— Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
31,362,944	395,011	205,313	2,730,295

Proposal 5— Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 by the following vote:

For	Against	Abstain	Broker Non-Votes
34,375,449	165,396	152,718	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 22, 2015	By:
/s/ Dan S. Johnston
Dan S. Johnston,
Executive Vice President and Chief Legal &
Administrative Officer